UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2015

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

P.O. Box 157, Paris, Kentucky	40362-0157
(Address of principal executive offices)	(Zip code)

(859)987-1795

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

On January 21, 2015, Kentucky Bancshares, Inc., a Kentucky corporation (the “Company”), entered into an Agreement and Plan of Share Exchange (the “Agreement”) with Madison Financial Corporation, a Kentucky corporation (“Madison”), in which the Company will acquire all of the outstanding shares of Madison common stock pursuant to a statutory share exchange (the “Share Exchange”). It is anticipated that immediately following the Share Exchange, Madison will merge with and into the Company and Madison Bank, a Kentucky chartered commercial bank and wholly-owned subsidiary of Madison, will merge with and into Kentucky Bank, a Kentucky chartered commercial bank and wholly-owned subsidiary of the Company (with Kentucky Bank as the surviving bank).

Subject to the terms and conditions of the Agreement, upon completion of the Share Exchange (“Effective Time”), each share of Madison’s common stock issued and outstanding immediately prior to the Effective Time (other than shares for which dissenters’ rights are exercised) will be canceled and converted into the right to receive 1.1927 shares of the Company’s common stock (the “Exchange Ratio”), plus cash in lieu of any fractional share (based on a price of $32.50 per share).

The Exchange Ratio may be adjusted, as provided in the Agreement, in the event that as of the date ten (10) business days prior to the Effective Time Madison’s consolidated net book value is less than $10,981,000.

The members of the boards of directors of Madison and of Madison Bank have agreed to enter into an affiliate agreement, which includes among other things, an agreement to vote their shares of Madison common stock in favor of the Share Exchange and an agreement not to compete with Kentucky Bank and/or solicit former Madison Bank customers through the period ending two years after the closing date for the Share Exchange. Copies of the form of the affiliate agreement to be executed are filed hereto as Exhibit 10.1 and incorporated herein by reference.

The Agreement contains representations, warranties and covenants of the Company and Madison including, among others, covenants that require Madison (i) to conduct its business in the ordinary course during the period between the execution of the Agreement and the Effective Time or earlier termination of the Agreement and (ii) not to engage in certain kinds of transactions during such period (without the prior written consent of the Company). Subject to certain terms and conditions, the board of directors of Madison will recommend the approval and adoption of the Agreement and the Share Exchange contemplated thereby, and will solicit proxies voting in favor of the Agreement from its shareholders. Madison has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

The Agreement provides certain termination rights for the Company.  The Agreement further provides that upon termination of the Agreement by Madison in the event Madison enters into an agreement for a different business combination, Madison would be obligated to pay to the Company a termination fee of $350,000.

The Agreement has been approved by the board of directors of each of the Company and Madison. The consummation of the Share Exchange is subject to various conditions, including (i) receipt of the requisite approval of the shareholders of Madison, (ii) receipt of regulatory approvals, (iii) absence of any law or order prohibiting the closing, and (iv) effectiveness of the registration statement to be filed by the Company with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s common stock to be issued in the Share Exchange. In addition, each party’s obligation to consummate the Share Exchange is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants in all material respects. The parties anticipate completing the Share Exchange late in the second quarter or in the third quarter of 2015.

The parties have made representations and warranties to each other as of specific dates in the Agreement. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Share Exchange described therein, the Agreement is not intended to be a source of factual, business or operational information about the parties. The representations and warranties contained in the Agreement (a) were made only for purposes of that Agreement and as of specific dates, (b) may be subject to a contractual standard of materiality different from what a shareholder might view as material, (c) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (d) may have been qualified by certain disclosures not reflected in the Agreement that were made to the other party in connection with the negotiation of the Agreement and (e) generally were solely for the benefit of the parties to that Agreement. Shareholders should read the Agreement together with the other information concerning the Company and Madison that is publicly filed in reports and statements with the SEC.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction F to Form 8-K, a press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information for Shareholders

This communication does not constitute a solicitation of any vote or approval or offer to sell securities.  The Company intends to file a registration statement on Form S-4 with the SEC to register the Company’s shares that will be issued to Madison’s shareholders in connection with the transaction. The registration statement will include a proxy statement of Madison and a prospectus of the Company. A definitive proxy statement/prospectus will be mailed to each of Madison’s shareholders when it is complete and the registration statement on Form S-4 becomes effective.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED SHARE EXCHANGE. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.kybank.com (which website is not incorporated herein by reference) or by directing a request to Greg Dawson, PO Box 157, 339 Main Street, Paris, Kentucky 40362.

The Company, Madison and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Madison in connection with the proposed Share Exchange. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed Share Exchange will be provided in the proxy statement/prospectus described above when it is filed with the SEC.   Additional information regarding each of the Company’s executive officers and directors, including shareholdings, is included in the Company’s definitive proxy statement for 2014, which was filed with the SEC on April 15, 2014.  You can obtain free copies of this document from the Company using the contact information above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the expected timing, completion, financial benefits and other effects of the proposed share exchange. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties, and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to, expected cost savings, synergies and other financial benefits from the proposed Share Exchange might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed Share Exchange and mergers might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with the Company’s and Madison’s businesses; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations) might affect the ability of the Company and Madison to execute their respective business plans (including the proposed acquisition of Madison Bank); deviations from performance expectations related to the acquisition of Madison Bank and the other subsidiaries; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of the Company’s internal controls; failure or disruption of the Company’s or Madison’s information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigation; and other matters disclosed periodically in the Company’s filings with the SEC. These forward-looking statements are made only as of the date of this Current Report, and the Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Share Exchange, dated January 21, 2015, by and between Kentucky Bancshares, Inc. and Madison Financial Corporation
10.1	Form of Affiliate Agreement
99.1

Joint Press Release issued by Kentucky Bancshares, Inc. and Madison Financial Corporation dated January 21, 2015 is incorporated by reference to the Registrant’s Current Report on Exhibit 99.1 of the Registrant’s Current Report on Form 8-K dated January 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY BANCSHARES, INC.

Date: January 26, 2015	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer